BLACKROCK SERIES, INC.

BlackRock International Fund

(the “Fund”)

Supplement dated May 20, 2019

to the Prospectuses of the Fund, dated February 28, 2019

Effective immediately the Fund’s Prospectuses are amended as follows:

The section of the Fund’s Prospectuses entitled “Details About the Funds—How Each Fund Invests—Other Strategies Applicable to the Funds” is amended to add the following investment strategy:

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Reverse Repurchase Agreements (International Fund) — The Fund may enter into reverse repurchase agreements. The Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions (described below) will be aggregated for purposes of this investment limitation.

The section of the Fund’s Prospectuses entitled “Details About the Funds—Investment Risks—Other Risks of Investing in the Funds” is amended to add the following investment risk:

•

Reverse Repurchase Agreements Risk (International Fund) — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund.

Shareholders should retain this Supplement for future reference.

ALLPRO-13989-0519SUP